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EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Consolidated Graphics, Inc. (the "Company") on Form 10-Q for the quarterly period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, G. Christopher Colville, Executive Vice President, Chief Financial and Accounting Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        Dated: October 31, 2003

/s/ G. CHRISTOPHER COLVILLE G. Christopher Colville Executive Vice President, Chief Financial and Accounting Officer and Secretary

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  EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002